™ Exhibit 99.1

2 Mark Rupe Vice President

Agenda
Webcast participants may email questions to:
investor.relations@tempurpedic.com
February 22, 2012
Welcome / Agenda Mark Rupe
Overview & Growth Initiatives Mark Sarvary
Financial Overview Dale Williams
Q&A

Forward-Looking Statements
Note Regarding Trademarks, Trade Names and Service Marks:
Tempur, Tempur-Pedic, The TEMPUR-Cloud Supreme, The TEMPUR-Cloud, The RhapsodyBed by Tempur-Pedic, The TEMPUR-CloudPillow, The TEMPUR-Cloud
Luxe, TEMPUR Advanced Ergo System, The AlluraBed by Tempur-Pedic, The Sensation Mattress by Tempur, The NeckPillow by Tempur-Pedic, The
SymphonyPillow by Tempur-Pedic, The ComfortPillow by Tempur-Pedic, The RhapsodyPillow by Tempur-Pedic, The TEMPUR-Contour Collection, The TEMPUR-
Contour, The TEMPUR-Contour Signature, The TEMPUR-Contour Select, The TEMPUR-Simplicity Collection, and The TEMPUR-Traditional Pillow are trademarks, trade names or service marks of Tempur-Pedic International Inc. and its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this presentation. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include general economic and industry conditions, particularly in the retail sector, as well as  consumer confidence and availability of consumer financing; uncertainties arising from global events; the effects of changes in foreign exchange rates on the
Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity and expand distribution channels; the
Company’s dependence on its significant customers; the Company’s ability to address issues in certain underperforming international markets; the
Company’s ability to continuously improve its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s operations; changes in foreign tax rates; rising commodity costs; the Company’s ability to retain members of its senior management team; the effects of increased interest rates; the market price for the Company’s common stock prevailing from time to time; and the nature of other investment opportunities presented to the Company from time to time.
Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the Securities and Exchange
Commission, including without limitation the Company's annual report on Form 10-K under the headings "Special Note Regarding Forward-Looking
Statements" and "Risk Factors".  Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.
This presentation may contain “forward-looking statements,” within the meaning of federal securities laws, which include information concerning the
Company’s plans, objectives, goals, strategies, future revenues or performance, financing needs and other information that is not historical information.
When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including without limitation, the Company’s expectations regarding improving the quality and range of existing products; increasing brand awareness and brand consideration; the impact of the introduction of new products, including the TEMPUR-Cloud® line and TEMPUR-Simplicity Collection; international and domestic growth opportunities;
increasing market share; improving gross margin; expanding and improving distribution channels; manufacturing capacity and utilization; consumer preferences and behavior; the effectiveness of new cost structures; meeting financial obligations; cost and operating expense reductions and cash flow generation; and the Company’s enhanced earnings power are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.

5 Mark Sarvary President & Chief Executive Officer

6 Tempur-Pedic Overview Macro-Industry Update Tempur-Pedic Growth Strategies & Initiatives Key Topics

7 Tempur-Pedic Overview

Company Thesis
Established:
Leader in the $6B premium segment of the $20B global mattress and pillow market
Differentiated:
Most highly recommended brand by owners, most desired brand for non-owners
Industry-leading brand advertising, nearly $1B over past decade
Innovative:
Systematic proven track record of delivering successful new products (Sensation, Cloud, Contour)
Profitable:
Growing:
3% US mattress unit market share
Management estimates
leader in non-spring mattresses and premium mattresses
preferred, branded product line
Uniquely consumer focused and marketed product
Industry-leading margins and cash flows
Significant top line growth opportunity
Consumer
Worldwide
Simplicity and International Cloud/Original in 2012, and backlog of 2 years of new products

Tempur Vision
People who sleep on Tempur sleep better than those
who don’t
Our goal is to become the world’s
favorite mattress and pillow brand
To achieve our goal we will:
1. Make sure everyone knows they would sleep better on Tempur
2. Make sure there is a Tempur mattress and pillow that appeals to everyone
3. Make sure that Tempur is available to everyone
4. Make sure Tempur continues to deliver the best sleep
Make sure our cost structure is optimized to enable marketing and product investments

In 2009, We Introduced Our 5-Year (2014) Goal
Note 1: Management estimates
Note 2: For a discussion of the Company’s performance, please refer to the 2009 10K filing.
2009 Actual 2014 Goal
Sales $831M $2B
Gross Margin 47.4% 50.0%
Operating Margin 17.4% 25.0%
2009 Investor Day

We Are Well On Our Way To Achieving The 2014 Goal

Note 1: Management estimates
Note 2: For a discussion of the Company’s performance, please refer to the 2011 10K filing.
2011 Actual 2014 Goal
Sales $1.4B $2B
Gross Margin 52.4% 50.0%
Operating Margin 24.0% 25.0%

2011 Performance
For a discussion of the Company’s performance, please refer to the 2011 10K filing.
2011 Actual Y/Y Chg
Sales $1.4 B +28%
Gross Margin 52.4% +220 bps
Operating Margin 24.0% +180 bps
EBITDA $391 M +35%
Net Income $220 M +40%
EPS $3.18 +47%

Tempur-Pedic Range Of Products
The ComfortPillow
by Tempur-Pedic
®
The NeckPillow
by Tempur-Pedic ™
The
TEMPUR-Cloud ™ Supreme
The
Sensation Mattress
by Tempur
®
The
Advanced Ergo Adjustable Base
by Tempur-Pedic ™
TEMPUR-Traditional ™
Pillow
The
TEMPUR-Simplicity™
Medium
The
TEMPUR-Contour™
Select
The CloudPillow
by Tempur-Pedic
®

14 Tempur Products For a discussion of the Company’s performance, please refer to the 2009 10K filing. ($ in billions) Sales $0.8 2009 Tempur Tempur-HD

Tempur Products
For a discussion of the Company’s performance, please refer to the Company’s 10K filings.
($ in billions)
Sales
$0.8
2009
Tempur
Tempur-HD
$1.1
$1.4
2010
Tempur
Tempur-HD
Cloud
2011
Tempur
Tempur-HD
Cloud

($ in billions)

Sales
$0.8
$1.1
$1.4
2009
Tempur
Tempur-HD
2010
Tempur
Tempur-HD
Cloud
2011
Tempur
Tempur-HD
Cloud
2012E
Tempur
Tempur-HD
Cloud
Simplicity

TEMPUR-PEDIC

16 Tempur Products Note 1: Management estimates Note 2: For a discussion of the Company’s performance, please refer to the Company’s 10K filings.

($ in billions)
Sales
$0.8
$1.1
$1.4
$2.0
2009
Tempur
Tempur-HD
2010
Tempur
Tempur-HD
Cloud
2011
Tempur
Tempur-HD
Cloud
2012E
Tempur
Tempur-HD
Cloud
Simplicity
2014 Goal
Tempur
Tempur-HD
Cloud
Simplicity
...New Products

TEMPUR-PEDIC

17 Tempur Products Note 1: Management estimates Note 2: For a discussion of the Company’s performance, please refer to the Company’s 10K filings.

Introducing Our New 5-Year Goal 18 Sales $3B EPS $8 2016 Goal Management estimates ™

TEMPUR-PEDIC

The most highly **recommended** bed in ~~America.~~

TEMPUR-PEDIC

Introducing Our New 5-Year Goal 19 Sales $3B EPS $8 2016 Goal the World. Management estimates

Global Manufacturing Presence
Denmark
(500K sq ft)
New Mexico
(800K sq ft)
> $2.5B of sales capacity across three
existing manufacturing facilities
Capacity utilization approximately 50%
Opportunity to expand New Mexico capacity
with relatively low amount of capital
deployment
Management estimates
Virginia
(500K sq ft)

State-of-the-Art Research & Development
Multi-faceted R&D facilities in Denmark and Virginia:
>50 Employees – PhDs, Advanced Degrees…
Chemistry and process research, development and
testing
Commercialization and product development
Product testing

Strong, Established Management Team
Prior Experience Years
Name Position Prior Experience
Consumer
Products Inter'l
with
Tempur
Mark Sarvary President and CEO President, Campbell Soup North America
CEO, J. Crew Group 4
President, Stouffer's Frozen Food Division at Nestle
Rick Anderson EVP and President, VP, Gillette
North America Gillette / P&G 6
Matt Clift EVP, Global Operations VP / GM Lexmark International
Lexmark / IBM 7
Lou Jones EVP and General Counsel General Counsel, Papa John's International
SVP, Blockbuster, Inc. 3
David Montgomery EVP and President, President, Rubbermaid Europe
International VP, Black & Decker Europe, Middle East, Africa 9
Brad Patrick EVP, Human Resources SVP, Sara Lee Corporation
Gillette / P&G 1
Delta Air Lines
Dale Williams EVP and CFO CFO, Honeywell Control Products
CFO, Saga Systems 9
CFO, GE Information Systems

23 Macro-Industry Update

($ in millions)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
US
International

TEMPUR-PEDIC

Global Bedding Industry is Large and Growing
Note 1: Includes mattresses, foundations, and pillows
Note 2: Management estimates
Note 3: 2010 CSIL report
Global Market Opportunity
Mattresses, Foundations and Pillows

($ in millions)
(in thousands)
$6,000
$4,000
$2,000
$0
30,000
25,000
20,000
15,000
10,000
5,000
0
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Non-spring Mattress Sales
US Mattress Sales
US Mattress Units
TEMPUR-PEDIC

25 Note 1: 2010 Annual ISPA Report of Sales and Trends Note 2: Non-spring data not available prior to 2004 Note 3: Management estimates US Mattress Unit and Dollar Volume

26 Tempur-Pedic Growth Strategies & Initiatives

Tempur Vision
People who sleep on Tempur sleep better than those
who don’t
Our goal is to become the world’s
favorite mattress and pillow brand
To achieve our goal we will:
1. Make sure everyone knows they would sleep better on Tempur
2. Make sure there is a Tempur mattress and pillow that appeals to everyone
3. Make sure that Tempur is available to everyone
4. Make sure Tempur continues to deliver the best sleep
Make sure our cost structure is optimized to enable marketing and product investments

Growth Strategy – Overview
Introduce New Products to Increase Addressable Market
Tempur Brand Advertising
Global investment in advertising
“Heavy up” local market advertising
Dealer integrated advertising
Increase Retail Advocacy
Global Distribution

29 New Products

TEMPUR-Cloud™

Tempur-Cloud has been a major success in North America and Internationally
Introduced in North America in November 2009
Introduced in International markets beginning in March 2011
Management estimates

TEMPUR-Contour

Tempur-Contour was a comprehensive line upgrade of the original Tempur offering
Introduced in North America in June 2011
Gained incremental distribution and exceeded expectations
Management estimates
™

Many Others As Well…. 32 Sensation Traditional pillow Opening price point Ergo Adjustable Slippers

US Mattresses and Foundations Sales Growth
by Price Segment
CAGR
4%
CAGR
1%
CAGR
18%
$4,000
$3,000
$2,000
$1,000
$0
< $1,000
$1,000 - $2,000
> $2,000
2009
2011

33 2012 Major Initiative: “Fixing the “Barbell” Source: Management estimates based on ISPA and Traqline ($ in Millions) Queen set price at retail

Introducing 34 ™

TEMPUR-simplicity™ COLLECTION

FIRM
MEDIUM
Soft
TEMPUR-Simplicity™
Firm
$1,499 Queen Set
TEMPUR-Simplicity™
Medium
$1,499 Queen Set
TEMPUR-Simplicity™
Soft
$1,499 Queen Set

TEMPUR-PEDIC

TEMPUR-Simplicity 35 ™

Continuing the Revolution in Consumer Research

15
months of
consumer
research and
development
2,500
total
consumers
12
rounds of
consumer testing
on three models
for three feels
14,000+
prototype
evaluations

Seriously Likely to Consider
49%
39%
41%
34%
40%
Overall Comfort
55%
45%
46%
39%
45%
Motion Separation
66%
56%
38%
26%
30%
Overall Back Support
57%
48%
46%
37%
40%

TEMPUR-PEDIC

Source: Third Party Research, 2011 TEMPUR-Simplicity Consumer Testing Results 37 TEMPUR-Simplicity Collection Competitor 1 Competitor 2 Competitor 3 Competitor 4 ™

TEMPUR-Essential™
Comfort Layer
Simplicity
Support™ System

New Proprietary Tempur-Pedic Technology
New TEMPUR ®
formulations
Firm, medium and soft options for every sleep
preference
Absorbs motion so partner movement is less
likely to disturb sleep
10-year full warranty

FIRM
MEDIUM
SOFT
TEMPUR®-Contour Signature $2,999
The GrandBed by Tempur-Pedic® $7,999
TEMPUR-Cloud® Luxe $3,999
TEMPUR®-Contour Select $2,499
The AlluraBed by Tempur-Pedic® $4,599
TEMPUR-Cloud® Supreme $2,999
TEMPUR®-Contour $1,999
The RhapsodyBed by Tempur-Pedic® $3,499
TEMPUR-Cloud® $1,999
TEMPUR-Simplicity™ Firm $1,499
TEMPUR-Simplicity™ Medium $1,499
TEMPUR-Simplicity™ Soft $1,499

TEMPUR-PEDIC®

39 Growing Appeal Prices effective 4/3/12. Queen size sets featured.

Growing Appeal 40 More new products to come…

41 Brand Advertising

Tempur Relative Ad Spend

Note 1: Based on Kantar Media, 2011 (through October 2011) based on rate card value not negotiated rates; digital spending and co-op spending not included.
Note 2: Management estimates
US Consumer Advertising
Tempur-Pedic
94%
The 3 "S's"
Total
6%

◆

($ in millions)
(% of Sales)
14%
12%
10%
8%
6%
4%
2%
0%
$91
$97
$105
$85
$69
$97
$149
2005
2006
2007
2008
2009
2010
2011
2012E

TEMPUR-PEDIC

Accelerating Ad Spend in 2012

Cumulative ad spend of nearly $1B over past decade
Tempur Global Advertising Spend
Note 1: For a discussion of the Company’s performance, please refer to the Company’s 10K filings.
Note 2: Management estimates

15%
12%
9%
6%
3%
0%
Tempur 2012E
Nike
Procter & Gamble Co.
Tempur 2011
Coca-Cola Co.
Walt Disney Co.
Sony Corp.
PepsiCo
General Motors Co.
3 "S's" Total

TEMPUR-PEDIC

Investing to Build an Iconic Brand

Ad Spend Ratio
Note 1: Based on 2010 Ad Age Top 50 U.S. Ad Spend
Note 2: For a discussion of the Company’s performance, please refer to the 2011 10K filing.
Note 3: Management estimates

Continue To Advertise 45 ™

Soft
Call 1-888-453-8011 or visit TempurPedic.com

TEMPUR Advanced
ERGO System

TEMPUR-PEDIC

46 Ask Me Brand Campaign

47 Heavy Up Media – Test Market Results Heavy up advertising - tested over 2 years Yielded almost double the growth Will expand in 2012 Prime time network heavy up Management estimates

Monday	Tuesday	Wednesday	Thursday	Friday	Saturday	Sunday
6 CBS THIS MORNING TONIGHT SHOW LATE NIGHT JIMMY FALLON	7 GOOD MORNING AMERICA THE RIVER UNFORGETTABLE LATE SHOW with David Letterman	8 CBS THIS MORNING TONIGHT SHOW The Late Late Show with Craig Ferguson	9 TODAY WIPEOUT LATE NIGHT JIMMY FALLON LATE SHOW with David Letterman	10 CBS THIS MORNING BLUE BLOODS LATE NIGHT JIMMY FALLON The Late Late Show with Craig Ferguson	11 GOOD MORNING AMERICA CBS THIS MORNING	12 AFV
BONES		burn notice		THE UNIT	how i met your mother	
13 TODAY LATE SHOW with David Letterman LATE NIGHT JIMMY FALLON	14 CBS THIS MORNING NCIS TONIGHT SHOW	15 GOOD MORNING AMERICA revenge LATE SHOW with David Letterman	16 TONIGHT SHOW The Late Late Show with Craig Ferguson	17 LATE NIGHT JIMMY FALLON The Late Late Show with Craig Ferguson	18 TODAY GOOD MORNING AMERICA CBS THIS MORNING Old Dogs	19 60 MINUTES

TEMPUR-PEDIC

Media Highlights – February 2012 48 Management estimates

49 Retailer Advertising

Mattress Retailers US Ad Spend vs. Leading Brands
($ in millions)
$1,250
$1,000
$750
$500
$250
$0
PepsiCo
Nike
Coca-Cola Co.
Mattress Retailers
Progressive Corp.
Apple
Tempur
3 "S's" Total

50 Advertising Spend by Retailers Note 1: Based on 2010 Ad Age Top 50 U.S. Ad Spend Note 2: Management estimates

SPECIAL PURCHASE
Sealy Posturepedic Firm OR Simmons Beautyrest Plush
Queen Set for only
Sealy Posturepedic
Beautyrest
$377
FREE DELIVERY
for a limited time on any Mattress set over $399
TEMPUR-PEDIC
All Models On Display
2 FREE Tempur-Pedic Pillows
with any Tempur-Pedic mattress set purchase
Sealy
Queen Set $299
Twin Set $198
Full Set $279
King Set $499
Plush
Guaranteed Lowest Price!
Beautyrest
Queen Set $599
Twin Set $499
Full Set $579
King Set $899
Firm
Guaranteed Lowest Price!
Beautyrest
Queen Set $799
Twin Set $699
Full Set $779
King Set $1099
Extra Firm
Guaranteed Lowest Price!
Queen Set $1169
Twin Set $971
Full Set $1124
King Set $1619
Choice of Firm or Plush
Guaranteed Lowest Price!
BeautySleep
Beautyrest
NXG
TEMPUR-PEDIC
The Dr. Breus Bed

[redacted]

TEMPUR-PEDIC

51 Industry Campaigns

[redacted]
Serta $97
Each Piece
NO Money Down.* NO Interest.*
YEAR END CLEARANCE EVENT!
50-70% OFF
Save between $200 & $2000 dollars!
Save on mattress sets, headboards and pillows.
APPLE VALLEY
on an adjustable base.
Prices starting at
$999
Compare at $2499
Serta
SAVE $500!
$497
Compare at $999 Queen Set
50-70% OFF
on select mattress sets, floor models, clearance models and headboards.
Huge Savings on a Serta Luxury mattress.
SAVE $1900!
$1094
Compare at $2999 Queen Set
[redacted]

TEMPUR-PEDIC

52 Industry Campaigns

Tempur Introduces: Integrated Advertising Fund Program
Retailer ad directly integrated with Tempur consumer communication
Exclusively features Tempur and is consistent with guidelines
Tempur contributes modestly to help fund integrated ad
Tested in 2010 and 2011, expanded in 2012

soft
MEDIUM
FIRM
TEMPUR-PEDIC
ask me
Now, TEMPUR-PEDIC beds come in SOFT, FIRM, and EVERYTHING IN-BETWEEN!
There's a TEMPUR-PEDIC for everybody!
"Ask me about my TEMPUR-PEDIC"
There are over 6 Million People who've switched to TEMPUR-PEDIC.
See what they have to say at TempurPedic.com,
or call 1-800-000-0000 to find a retail location near you.
TEMPUR-PEDIC
The most highly recommended bed in America.

TEMPUR-PEDIC
TEMPUR ERGO COLLECTION
ask me
SAVE UP TO
$200
$2799
$11599
$2999
$3299
$2999
$1999
$2499
$4499
$6999
$1999
$3999
[redacted]

TEMPUR-PEDIC

Integrated Advertising Tempur National Ad Retailer Integrated Tempur Ad 54

55 Dealer Advocacy

Dealer Advocacy Programs Consumer Education Dealer Profitability Retail Associate Support 56

TEMPUR-PEDIC
Search
BEDS
PILLOWS
BED LINENS
SLIPPERS
HOME & TRAVEL
SAVE UP TO $200 ON ERGO
Turn your bed into a relaxing retreat during the Ergo Savings Event
Shop Mattresses
Discover Ergo Adjustable Bases
BUY NOW AND TAKE UP TO 4 YEARS TO PAY
0% APR financing for 4 years
SAVE ON DELIVERY & SETUP
Free White Glove Delivery
SOFT SUPPORT FOR YOUR HEAD, NECK AND SHOULDERS.
Shop Pillows
FIND YOUR MATTRESS
What makes our mattresses different?
Which mattress is right for you?
COMFY SLIPPERS FOR THE ENTIRE FAMILY.
Shop Slippers

Direct Consumer Education 57 9 million US website visits – up 50% in 2011 5 million International website visits – up 58% in 2011 Management estimates

Industry Average Mattress Unit Selling Price at Retail
($ in Millions)
6% AUSP CAGR
$1,000
$750
$500
$250
$0
$327
$365
$398
$457
$484
$489
$481
$477
$518
2003
2004
2005
2006
2007
2008
2009
2010
2011
Mattress Retail ASP
Tempur N.A. Mattress Sales

Dealer Profitability - Industry AUSP Growth

(Average Mattress Unit
Selling Price at Retail)
Note 1: For a discussion of the Company’s performance, please refer to the Company’s 10K filings.
Note 2: 2010 Annual ISPA Report of Sales and Trends
Note 3: Management estimates

Dealer Profitability - Dealer Margin Growth

Management estimates
0%
5%
7%
8%
11%
15%
0%
2%
4%
6%
8%
10%
12%
14%
16%
2005 2009 2012
Baseline
Lowest Margin
Model
Highest
Lowest
Highest
Lowest
Highest
+800bps
+500bps
+1,100bps
+700bps
+1,500bps
2005 2009 2012
Dealer Margin vs 2005 Baseline

TEMPUR-PEDIC
TEMPUR-Simplicity Soft
TEMPUR-Simplicity

I'm looking for a Tempur-Pedic®

ROAD SHOW
EXPERIENCE
TEMPUR-PEDIC
The most highly recommended bed in America.

TEMPUR-PEDIC®

Retail Salesforce Training & Support • Doubled sales force since 2009 • Tempur Mobile • Sophisticated systems 60

Tempur-Pedic ® Elite Retailer 61 Elite Retailer is a powerful program that identifies and differentiates premier dealers to consumers, and directs Tempur website visitors to shop with them

62 International

International
International segment is 30% of sales and more profitable than North America
Low share of $13B international market
Australia, Austria, New Zealand, China, South Korea, and Canada acquired since 2006
Note 1: For a discussion of the Company’s performance, please refer to the Company’s 10K filings.

International Collections

Original Sensation Cloud
Collection Collection Collection
Firmer feel Traditional feel Softer feel
Basic 19, 21, 25 19, 21, 25 19, 21, 25
Deluxe 22, 27 22, 27 22, 27
Royal 25
Supreme 30
Tempur Collection – offers retailers differentiated range
Very successful Sensation and Cloud introductions – gained incremental distribution
Management estimates

International Distribution

Extensive distribution with significant opportunity for future growth
Increased slot presence within stores equally important – Sensation/Cloud
Company-owned flagships
China
Japan
Holland
Singapore
Norway
Note 1: For a discussion of the Company’s performance, please refer to the Company’s 10K filings.

International Advertising Markets

Weightless campaign
Limited but growing awareness – in strategic markets awareness increased meaningfully
26%
13%
0%
5%
10%
15%
20%
25%
30%
Advertised Markets All Other International
2011 International Net Sales Growth
Note 1: For a discussion of the Company’s performance, please refer to the Company’s 10K filings.
Note 2: Management estimates

A mattress so supportive, the only thing you feel is weightless
TEMPUR® mattresses are made of a unique material that conforms to the shape of your body, rather than the other way round. Soft where you want it and firm where you need it,® a TEMPUR mattress will let your body find its most comfortable position and support it there, giving you a feeling of complete weightlessness and the best night's sleep possible. VISIT WWW.TEMPUR.COM
TEMPUR
MATTRESSES AND PILLOWS

A mattress so supportive
every body
feels weightless.
TEMPUR® mattresses are made of a unique material that conforms to the shape of your body, not the other way round. Soft where you want it and firm where you need it,® a TEMPUR mattress lets your body find its most comfortable position and supports it there, giving you a feeling of complete weightlessness and the best night's sleep possible. VISIT WWW.TEMPUR.COM
TEMPUR
MATTRESSES AND PILLOWS

TEMPUR-PEDIC

Weightless Brand Campaign 67

TEMPUR
MATRATZEN UND KISSEN
Jetzt
genießt
jeder
das
angenehm
druckentlastende
Gefühl
der
Schwerelosigkeit.

TEMPUR® ist die Matratze, die sich nicht nur Ihrem Körper anpasst, sondern auch Ihrem Schlaftyp:
Wie auch immer Sie am liebsten schlafen – den Komfort und die Druckentlastung einer TEMPUR Matratze
können Sie in jedem Fall genießen. Sie gibt Ihnen ein Gefühl von völliger Schwerelosigkeit.

www.tempur.com

TEMPUR-PEDIC

68 Weightless Brand Campaign

69 Summary

Summary
Established: Industry leader of a $20B growing global market
Differentiated: Unique, preferred product with strong brand supported by ubiquitous advertising
Innovative: Proven track record of introducing multi-$100M new product lines
Profitable: Industry-leading profitability, and clear path to improvement
Growing: Well on track to achieve 5 year goal, now targeting $3B, 2x current size, by 2016
Management estimates

71 Dale Williams Executive Vice President & Chief Financial Officer

72 Financial Overview

$837
$945
$1,107
$928
$831
$1,105
$1,418
2005
2006
2007
2008
2009
2010
2011

Net Sales
2011 Net Sales increased 28%
+30% in North America
+24% Internationally, +16% constant currency basis
($ in millions)
For a discussion of the Company’s performance, please refer to the Company’s 10K filings.

Sales Growth Trajectory – Geographic Segments
Note 1: International Sales Growth on Constant Currency basis.
Note 2: For a discussion of the Company’s performance, please refer to the Company’s 10K and 10Q filings.
(28%)
(19%)
(12%)
40%
56%
59%
47%
31%
37%
29%
30%
26%
(17%)
(19%)
(7%)
3%
15%
15%
11%
6%
9%
18% 17%
24%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2009 2010 2011
Year on Year Growth/Decline
North America International (Constant Currency)

Other
23%
Pillow
8%
Mattress
69%

Other
21%
Pillow
18%
Mattress
61%

TEMPUR-PEDIC

Mattresses Drive Global Business
International North America
2011 Net Sales
North America revenue up 30% in 2011, driven by Cloud and Contour collections and improved Ergo attach rates
International revenue up 24% in 2011, driven by Cloud introduction and advertising
For a discussion of the Company’s performance, please refer to the Company’s 2011 10K filing.

50.7%
48.7%
48.3%
43.2%
47.4%
50.2%
52.4%
2005
2006
2007
2008
2009
2010
2011

Gross Margin
Considerable margin opportunity related to ongoing productivity program, engineering and volume leverage
For a discussion of the Company’s performance, please refer to the Company’s 10K  filings.

Gross Margin Drivers
Management estimates
+ Productivity program + Productivity program
+ Volume leverage + Volume leverage
+ Price/mix Price/mix
- Commodities - Commodities
- Floor model discounts ? Geographic mix
- Geographic mix
+500bps
2012 - Future 2009 - 2011

Significant Opportunity To Continue Cost Reduction
Management estimates
Strong visibility in productivity program delivering 175 bps per year of cost reduction over the next 5 years
Focus Area
Operational Excellence Yield LEAN / Six Sigma
Productivity Direct Costing
Sourcing Competition Supplier Managed Inventory
Co-Engineering Contract Terms
Engineering Process Enhancements Returns / Warranty Reduction
Supply Chain Strategy Truckload Utilization Demand Driven Supply Chain
Direct Ship LEAN Supply Chain
Network Optimization Home Delivery Efficiencies
New Product Development Design for Manufacturability Material / Process Development
Fixed Cost Leverage Product Breadth Appropriate Capital Investment
Project Examples

22.8%
22.1%
22.1%
14.4%
17.4%
22.2%
24.0%
2005
2006
2007
2008
2009
2010
2011

TEMPUR-PEDIC

Operating Margin
Operating margin increased 180 bps in 2011, while expanding advertising investment to approximately 10.5% of sales (+175 bps)

For a discussion of the Company’s performance, please refer to the Company’s prior 10K  filings.

Operating Cash Flow
$102
$166
$126
$198
$135
$184
$249
2005
2006
2007
2008
2009
2010
2011

Excellent Cash Flow Dynamics With Significant Growth Potential

In 2011, we repurchased 6.5 million shares for $368 million
Repurchased $1.2 billion since 2005
($ in millions)
For a discussion of the Company’s performance, please refer to the Company’s 10K  filings.

Capex
D&A
$85
$28
$37
$29
$16
$40
$10
$41
$14
$40
$18
$44
$29
$51
2005
2006
2007
2008
2009
2010
2011

TEMPUR-PEDIC

Depreciation & Amortization vs. Capital Expenditures
Multi-year add back to net income as D&A should exceed Capex
Capex in 2012 includes additional spending for strategic projects, IT systems, and new headquarters
($ in millions)
For a discussion of the Company’s performance, please refer to the Company’s 10K filings.

Sales
$0.8
$1.1
$1.4
$2.0
$3.0
CAGR 31%
CAGR 16%
2009
2010
2011
2014 Goal
2016 Goal

TEMPUR-PEDIC

2016 Goal Implies Continued Solid Future Growth 82 Management estimates ($ in billions)

Introducing Our New 5-Year Goal 83 Sales $3B EPS $8+ 2016 Goal the World. Management estimates

84 Q&A

™